Exhibit 99.1
D.R. HORTON, INC. NAMES PAUL J. ROMANOWSKI AS PRESIDENT AND CEO AND DAVID V. AULD AS EXECUTIVE VICE CHAIR

ARLINGTON, Texas (Business Wire) – September 20, 2023
•Paul J. Romanowski promoted to CEO, effective October 1, 2023. Paul has been the Company’s Co-COO since October 2021, after serving as a Region President for 7 years and South Florida Division President for 14 years
•David V. Auld will transition from CEO to Executive Vice Chair of the D.R. Horton Board of Directors, effective October 1, 2023
•Michael J. Murray will continue to serve as COO, a role he has held since 2014
•The Company’s succession plans for its management and board of directors reflect the strength and depth of D.R. Horton’s leadership

D.R. Horton, Inc. (NYSE:DHI), America’s Builder, today announced the promotion of Paul J. Romanowski to President and Chief Executive Officer (CEO) and his appointment to the Company’s Board of Directors, both which will be effective October 1, 2023. At that time, David V. Auld will transition from his current role as President and CEO to Executive Vice Chair of the Company’s Board of Directors. Michael J. Murray will continue to serve as Chief Operating Officer (COO) for the Company.

Auld has been the Company's President and CEO since October 2014 and has led the Company to significant growth in revenues, market share, earnings, cash flow generation and returns to shareholders, while substantially increasing the company’s financial strength and flexibility. Romanowski was named Co-COO in October 2021 with shared oversight of the company’s homebuilding operations nationwide and previously served as Region President overseeing all D.R. Horton homebuilding divisions in Florida, the Gulf Coast and five Mid-Atlantic states. Murray has held the role of COO since October 2014 and has been vital to the successful expansion, improvement and diversification of D.R. Horton’s operations during his tenure.

Donald R. Horton, Chairman of the Board, said, “David is a genuine, trusted leader and has been an invaluable member of the Company’s management for 35 years. We are grateful for his outstanding leadership during his tenure as CEO, during which the Company has achieved tremendous growth and improvements in operational efficiency and returns. Most importantly, David’s leadership has helped us strengthen the Company’s culture and development of the future leaders of D.R. Horton. I look forward to continuing to work directly with David in his new role as Executive Vice Chair.”

“Paul has been an integral member of our D.R. Horton management team for more than 20 years,” continued Horton. “His outstanding performance as a division and region president and most recently as Co-COO has prepared him for this opportunity. Paul is an effective leader and mentor who will help our Company continue to scale and sustain its position as the leading homebuilder in the United States. These internal promotions and transitions demonstrate the strength and depth of D.R. Horton’s leadership team, and we are excited about our opportunities ahead.”

Auld said, "I am humbled and privileged to have helped lead the largest homebuilding company in the United States, and I look forward to continuing to work with the D.R. Horton executive team and Board of Directors in my new role as Executive Vice Chair. I congratulate Paul on his well-deserved promotion to CEO and am extremely grateful for Mike’s important contributions as a key part of our management team in his ongoing role as COO. With strong partnership and leadership from Paul and Mike, in addition to our longtime CFO, Bill Wheat, the Company is well-positioned for continued success.”

"I am excited to lead D.R. Horton, and I thank D.R. and David for their leadership, guidance and support over the years, all of which will benefit me in this new role," said Romanowski. "I look forward to working with the entire D.R. Horton team to continue building upon our strong operating platform and take advantage of the extensive market opportunities ahead of us.”

About D.R. Horton, Inc.
D.R. Horton, Inc., America’s Builder, has been the largest homebuilder by volume in the United States since 2002 and has closed more than 1,000,000 homes in its 45-year history. D.R. Horton has operations in 113 markets in 33 states across the United States and is engaged in the construction and sale of high-quality homes through its diverse product portfolio with sales prices generally ranging from $200,000 to over $1,000,000. The Company also constructs and sells both single-family and multi-family rental properties. During the twelve-month period ended June 30, 2023, D.R. Horton closed 83,201 homes in its homebuilding operations, in addition to 3,265 single-family rental homes and 530 multi-family rental units in its rental operations. D.R. Horton provides mortgage financing, title services and insurance agency services for its homebuyers and is the majority-owner of Forestar Group Inc., a publicly traded national residential lot development company.

Forward-Looking Statements
Portions of this document may constitute “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Although D.R. Horton believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. All forward-looking statements are based upon information available to D.R. Horton on the date this release was issued. D.R. Horton does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements in this release include that Paul is an effective leader and mentor who will help our Company continue to scale and sustain its position as the leading homebuilder in the United States and that with strong partnership and leadership from Paul and Mike, in addition to our longtime CFO, Bill Wheat, the Company is well-positioned for continued success. The forward-looking statements also include that Paul looks forward to working with the entire D.R. Horton team to continue building upon our strong operating platform and take advantage of the extensive market opportunities ahead of us.

Factors that may cause the actual results to be materially different from the future results expressed by the forward-looking statements include, but are not limited to: the cyclical nature of the homebuilding, lot development and rental housing industries and changes in economic, real estate or other conditions; constriction of the credit and public capital markets, which could limit our ability to access capital and increase our costs of capital; reductions in the availability of mortgage financing provided by government agencies, changes in government financing programs, a decrease in our ability to sell mortgage loans on attractive terms or an increase in mortgage interest rates; the risks associated with our land, lot and rental inventory; our ability to effect our growth strategies, acquisitions or investments successfully; the impact of an inflationary, deflationary or higher interest rate environment; supply shortages and other risks of acquiring land, building materials and skilled labor; the effects of public health issues such as a major epidemic or pandemic, including the impact of COVID-19 on the economy and our businesses; the effects of weather conditions and natural disasters on our business and financial results; home warranty and construction defect claims; the effects of health and safety incidents; reductions in the availability of performance bonds; increases in the costs of owning a home; the effects of governmental regulations and environmental matters on our homebuilding and land development operations; the effects of governmental regulations on our financial services operations; competitive conditions within the industries in which we operate; our ability to manage and service our debt and comply with related debt covenants, restrictions and limitations; the effects of negative publicity; the effects of the loss of key personnel; actions by activist stockholders; and information technology failures, data security breaches and our ability to satisfy privacy and data protection laws and regulations. Additional information about issues that could lead to material changes in performance is contained in D.R. Horton’s annual report on Form 10-K and most recent quarterly report on Form-10-Q, both of which are filed with the Securities and Exchange Commission.

Contact
D.R. Horton, Inc.
Jessica Hansen, 817-390-8200
Vice President of Investor Relations
InvestorRelations@drhorton.com